UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2011

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of Platinum Underwriters Holdings, Ltd. (the “Company”) held on April 27, 2011 (the “2011 AGM”), the Company’s shareholders (1) elected seven directors to the Board of Directors to serve until the 2012 Annual General Meeting of Shareholders; (2) approved the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2011 AGM under the heading “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion; (3) voted to hold an advisory vote on named executive officer compensation, as disclosed pursuant to Item 402 of Regulation S-K, every year; and (4) approved the nomination of KPMG, a Bermuda partnership, as the Company’s independent registered public accounting firm for the 2011 fiscal year. Set forth below are the voting results for these proposals:

1. To elect the following nominees to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Dan R. Carmichael	33,189,599	395,073	968,320
A. John Hass	33,126,025	458,647	968,320
Antony P. D. Lancaster	33,187,309	397,363	968,320
Edmund R. Megna	32,955,232	629,440	968,320
Michael D. Price	33,344,229	240,443	968,320
James P. Slattery	32,540,422	1,044,250	968,320
Christopher J. Steffen	33,322,017	262,655	968,320

2.	To approve the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2011 AGM under the heading “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
30,621,066	2,579,760	383,846	968,320

3.	To hold an advisory vote on named executive officer compensation, as disclosed pursuant to Item 402 of Regulation S-K every year, every two years or every three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
28,036,284	4,224	5,167,677	376,487	968,320

4.	To approve the nomination of KPMG, a Bermuda partnership, as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
34,535,156	7,983	9,853	0

In light of the vote on proposal number 3 and the recommendation of the Board of Directors, the Company has decided that it will include a shareholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of shareholder votes on named executive officer compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

April 28, 2011	By:	Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Chief Administrative Officer